UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 9, 2004
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                Date of Report (Date of earliest event reported)

                          ESPEY MFG & ELECTRONICS CORP.
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             (Exact name of registrant as specified in its charter)

            New York                     1-4383                  14-1387171
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     (State or other jurisdiction (Commission File Number)    (I.R.S. Employer
         of incorporation)                                   Identification No.)

              233 Ballston Avenue, Saratoga Springs, New York 12866
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               (Address of principal executive offices) (Zip Code)



      (Registrant's telephone number, including area code): (518) 584-4100
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Item 12.  Results of Operations and Financial Condition

On February 9, 2004 Espey Mfg. & Electronics Corp. issued a press release announcing its financial results for the fiscal quarter ended December 30, 2003. A copy ofthe press release is furnished as Exhibit 99.1 to this report. The informationin this report shall not be deemed to be filed for purposes of
Section 18 of theSecurities Exchange Act of 1934 (the Exchange Act), as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.                Document
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99.1                       Press Release dated February 9, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ESPEY MFG. & ELECTRONICS CORP.


                                       /s/ David A. O'Neil
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                                       David A. O'Neil
                                       Treasurer and Principal Financial Officer


Dated: February 9, 2004